Exhibit 99.1

PROMISSORY NOTE

$5,000,000	January 3, 2017

This PROMISSORY NOTE (this “Note”) is dated as of the date written above and is made by APOLLO MEDICAL HOLDINGS, INC., a Delaware corporation (“AMH”), in favor and for the benefit of NETWORK MEDICAL MANAGEMENT, INC., a California corporation (“NMM”), with reference to the following recitals:

Recitals:

A.       AMH, Apollo Acquisition Corp., a California corporation and wholly owned subsidiary of AMH (“Merger Sub”), NMM and Kenneth Sim, M.D. as the Shareholders’ Representative, have entered into an Agreement and Plan of Merger dated December 21, 2016 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into NMM, with NMM continuing as the surviving corporation, upon the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

B.       Pursuant to Section 3.13 of the Merger Agreement, prior to the Closing, NMM intends to distribute Company Distributable Cash to the Shareholders (the “Cash Distribution”). The Shareholders intended to use a portion of such Cash Distribution to extend a working capital loan to AMH at the Closing in the amount of the Working Capital Loan Amount (i.e., $5 million). However, due to AMH’s immediate working capital needs, AMH cannot delay the working capital loan until the Closing. As such, pursuant to Section 3.14 of the Merger Agreement, within five (5) Business Days following the Execution Date, NMM will loan the Working Capital Loan Amount to AMH (as evidenced by this Note) (the “NMM Working Capital Loan”) that was originally intended to be loaned by the Shareholders to AMH as described above.

C.       Notwithstanding the NMM Working Capital Loan, in order to effectuate the original intent of the Shareholders to loan the Working Capital Loan Amount to AMH as described above, (i) concurrently with the Cash Distribution, the Shareholders shall be deemed to have loaned back to NMM a portion of such Cash Distribution; (ii) the principal amount of such loan by the Shareholders to NMM (the “Shareholder Loan”) will be in the amount of the Working Capital Loan Amount; (iii) NMM shall be deemed to have used the proceeds of the Shareholder Loan to fund the NMM Working Capital Loan; and (iv) concurrently with the Cash Distribution, NMM shall execute and deliver a promissory note in the form attached hereto as Exhibit A (the “Shareholder Note”) which shall be payable to the Shareholders’ Representative on behalf of the Shareholders in the principal amount of the Working Capital Loan Amount, the terms of which Shareholder Note shall be substantially identical to the terms of this Note.

NOW, THEREFORE, for full and adequate consideration and value given to AMH by NMM, the receipt and sufficiency of which are hereby acknowledged, AMH hereby covenants and agrees as follows:

1.       Obligation to Pay. AMH hereby promises to pay to the order of NMM, at 1668 South Garfield, Third Floor, Alhambra, California 91801, or at such other address as NMM may from time-to-time designate in writing, the principal sum of Five Million Dollars ($5,000,000), plus interest on the unpaid principal thereof from time-to-time outstanding, accruing from and after the date hereof, at a rate which is at all times equal to the “Prime Rate” plus one percent (1%). As used herein, the “Prime Rate” shall mean the prime rate of interest for commercial customers, as publicly or privately announced from time to time by Bank of America. Any change in the Prime Rate that is made during any month during the term of this Note shall be reflected in the interest charged under this Note on the first day of the month immediately following the date of such change. All payments of principal and/or interest hereon shall be payable in lawful money of the United States of America and in immediately available funds. Interest hereon shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

2.       Payments. Principal and interest shall be due and payable, without offset or deduction, on the dates and in the manner set forth below:

a.       Principal. The entire outstanding principal amount under this Note shall be due and payable in full on the “Maturity Date” (defined below).

b.       Interest. AMH shall pay to NMM successive quarterly installments comprising all accrued and unpaid interest on the principal balance hereof from time-to-time outstanding at the Prime Rate plus one percent (1%), commencing on the first day of the first month immediately following the execution of this Note, and continuing on the same day of each third (3rd) succeeding month thereafter until the Maturity Date.

c.       Maturity Date. The “Maturity Date” shall mean the date that is two (2) years after the date hereof, at which time the entire principal balance hereof, all accrued interest thereon, and all other applicable fees, costs and charges, if any, shall be due and payable in full.

d.       All payments shall be in lawful money of the United States payable to NMM at its address set forth above, or at such other place as NMM may designate from time-to-time in writing.

3.       Prepayments. The indebtedness evidenced by this Note may be prepaid in whole or in part without penalty or premium. Notwithstanding the foregoing, any prepayment by AMH of the indebtedness evidenced by this Note shall not delay the next consecutive installment payment when such payment shall become due, as provided above.

4.       Events of Default. Each of the following events shall constitute an event of default hereunder (“Event of Default”):

a.       AMH shall fail to pay an installment of interest or principal on this Note on or before the 10th day after written notice of AMH’s failure to pay is provided by NMM to AMH;

b.       If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), AMH shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official, (iv) make an assignment of the benefit of its creditors, or (v) admit in writing its inability to pay its debts as they become due; and/or

c.       If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against AMH in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for AMH or substantially all of AMH’s properties, or (iii) orders the liquidation of AMH, and in each case the order of decree is not dismissed within 180 days.

5.       Acceleration. At the option of NMM, the unpaid principal amount of, and all accrued but unpaid interest on, this Note shall become immediately due and payable upon the occurrence of any Event of Default, in which event, NMM may at its option declare the entire unpaid balance of this Note, all interest accrued thereon, together with all other applicable fees, costs and charges, if any, to be immediately due and payable in cash, and NMM may proceed to exercise any rights or remedies that it may have under this Note or such other rights and remedies which NMM may have at law, equity or otherwise.

6.       Costs of Collection. In the event of any default hereunder, in addition to principal, interest and late charges, NMM shall be entitled to collect all costs of collection, including but not limited to, reasonable attorneys’ fees incurred in connection with any of NMM’s reasonable collection efforts, whether or not suit on this Note is filed, and any and all such costs and expenses shall be payable on demand.

7.       No Waiver. No failure on the part of NMM or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which NMM may have, whether by the laws of the State governing this Note, by agreement or otherwise; and AMH and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing.

8.       Waiver by AMH. AMH, and each endorser or guarantor of this Note hereby (i) waives presentment, demand, protest and notice of presentment, notice of protest and notice of dishonor of this debt and each and every other notice of any kind respecting this Note, (ii) agrees that NMM, at any time or times, without notice to such party or such party’s consent, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal and/or interest due hereon; and (iii) to the extent not prohibited by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor hereunder or in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder.

9.       Usury Laws. It is the intent of the parties to comply with the usury law of the State of California (the “Applicable Usury Law”). Accordingly, to the extent NMM is not exempt from the Applicable Usury Law, it is agreed that notwithstanding any provisions to the contrary in this Note, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum interest rate permitted by the Applicable Usury Law (the “Maximum Interest Rate”), then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither AMH nor any entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to AMH, at NMM’s option, and (iv) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate.

10.       Choice of Law. This Note shall be interpreted and enforced in accordance with the laws of the State of California, and shall be deemed to have been executed and delivered in the State of California.

11.       Time is of the Essence. Time is of the essence in the performance of each and every obligation under this Note to be performed by AMH.

12.       Written Modifications. This Note may amended only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

13.       Successors and Assigns. This Note shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

14.       Agreement to Perform Necessary Acts. Each party agrees to perform any further acts and execute and deliver any further documents which may be reasonably necessary or otherwise reasonably required to carry out the provisions of this Note.

15.       Validity. If for any reason any clause or provision of this Note, or the application of any such clause or provision in a particular context or to a particular situation, circumstance or person, should be held unenforceable, invalid or in violation of law by any court or other tribunal, then the application of such clause or provision in contexts or to situations, circumstances or persons other than that in or to which it is held unenforceable, invalid or in violation of law shall not be affected thereby, and the remaining clauses and provisions hereof shall nevertheless remain in full force and effect.

16.       No Reciprocation. The parties hereby acknowledge and agree that financial accommodations extended to AMH by NMM hereunder neither require nor are in any way contingent upon the admission, recommendation, referral or any other arrangement for the provision of any item or service offered by NMM or any of its affiliates, to any of AMH’s contractors, partners, employees or agents.

17.       Entire Agreement. This Note constitutes the full and complete agreement and understanding between the parties hereto and shall supersede any and all prior written and oral agreements concerning the subject matter contained herein.

IN WITNESS WHEREOF, AMH has caused this Note to be duly executed as of the date first written above.

AMH:

APOLLO MEDICAL HOLDINGS, INC.

By:	/s/ Warren Hosseinion

Name:	Warren Hosseinion

Title:	CEO

AGREED TO AND ACKNOWLEDGED
BY NMM:

NETWORK MEDICAL MANAGEMENT, INC.

By:	/s/ Thomas Lam, M.D.

Name:	Thomas Lam, M.D.

Title:	CEO

Exhibit A

SHAREHOLDER NOTE

PROMISSORY NOTE

$5,000,000	__________, 201_

This PROMISSORY NOTE (this “Note”) is dated as of the date written above and is made by NETWORK MEDICAL MANAGEMENT, INC., a California corporation (“NMM”), payable to KENNETH SIM, M.D. (the “Shareholders’ Representative”) acting for, and for the benefit of, the “Shareholders” of NMM (as defined in the “Merger Agreement” referenced below), with reference to the following recitals:

Recitals:

A.       Reference is made to of that certain Agreement and Plan of Merger dated December 21, 2016 (the “Merger Agreement”), by and among Apollo Medical Holdings, Inc., a Delaware corporation (“AMH”), Apollo Acquisition Corp., a California corporation and wholly owned subsidiary of AMH (“Merger Sub”), NMM and the Shareholders’ Representative, pursuant to which Merger Sub will merge with and into NMM, with NMM continuing as the surviving corporation, upon the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

B.       This Note is the “Shareholder Note” referenced in Section 3.14 of the Merger Agreement and Recital C of that certain Promissory Note dated December __, 2016, made by AMH in favor and for the benefit of NMM (the “NMM Working Capital Note”), pursuant to which NMM loaned the Working Capital Loan Amount to AMH (the “NMM Working Capital Loan”), as evidenced by the NMM Working Capital Note.

C.       The NMM Working Capital Loan was originally intended to be extended by the Shareholders to AMH at the Closing, as follows: (i) pursuant to Section 3.13 of the Merger Agreement, prior to the Closing, NMM would distribute Company Distributable Cash to the Shareholders (the “Cash Distribution”); and (ii) the Shareholders intended to use a portion of such Cash Distribution to extend a working capital loan to AMH at the Closing in the amount of the Working Capital Loan Amount (i.e., $5 million). However, due to AMH’s immediate working capital needs, AMH could not delay the working capital loan until the Closing, and consequently, pursuant to Section 3.14 of the Merger Agreement, NMM loaned the Working Capital Loan Amount to AMH, as evidenced by the NMM Working Capital Note.

D.       Notwithstanding the NMM Working Capital Loan, in order to effectuate the original intent of the Shareholders to loan the Working Capital Loan Amount to AMH as described above, (i) concurrently with the Cash Distribution, the Shareholders shall be deemed to have loaned back to NMM a portion of such Cash Distribution; (ii) the principal amount of such loan by the Shareholders to NMM (the “Shareholder Loan”) will be in the amount of the Working Capital Loan Amount, and evidenced by this Note; (iii) NMM shall be deemed to have used the proceeds of the Shareholder Loan to fund the NMM Working Capital Loan.

NOW, THEREFORE, for full and adequate consideration and value given to NMM by the Shareholders, the receipt and sufficiency of which are hereby acknowledged, NMM hereby covenants and agrees as follows:

1.       Obligation to Pay. NMM hereby promises to pay to the order of the Shareholders’ Representative, at 1668 South Garfield, Third Floor, Alhambra, California 91801, or at such other address as the Shareholders’ Representative may from time-to-time designate in writing, the principal sum of Five Million Dollars ($5,000,000), plus interest on the unpaid principal thereof from time-to-time outstanding, accruing from and after the date hereof, at a rate which is at all times equal to the “Prime Rate” plus one percent (1%). As used herein, the “Prime Rate” shall mean the prime rate of interest for commercial customers, as publicly or privately announced from time to time by Bank of America. Any change in the Prime Rate that is made during any month during the term of this Note shall be reflected in the interest charged under this Note on the first day of the month immediately following the date of such change. All payments of principal and/or interest hereon shall be payable in lawful money of the United States of America and in immediately available funds. Interest hereon shall be calculated on the basis of the actual number of days elapsed in a 360-day year. Notwithstanding anything to the contrary set forth in this Note, the Shareholders shall be entitled to receive, and the Shareholders’ Representative shall distribute, each Shareholder’s respective Pro Rata Portion of all payments of principal and/or interest actually received by the Shareholders’ Representative hereon, which shall be distributed by the Shareholders’ Representative within twenty (20) Business Days following receipt by the Shareholders’ Representative, in each case without any obligation to pay additional interest from the date any such payments are received to the date distributed.

2.       Payments. Principal and interest shall be due and payable, without offset or deduction, on the dates and in the manner set forth below:

a.       Principal. The entire outstanding principal amount under this Note shall be due and payable in full on the “Maturity Date” (defined below).

b.       Interest. NMM shall pay to the Shareholders’ Representative successive quarterly installments comprising all accrued and unpaid interest on the principal balance hereof from time-to-time outstanding at the Prime Rate plus one percent (1%), commencing on the first day of the first month immediately following the execution of this Note, and continuing on the same day of each third (3rd) succeeding month thereafter until the Maturity Date.

c.       Maturity Date. The “Maturity Date” shall mean the date that is two (2) years after the date hereof, at which time the entire principal balance hereof, all accrued interest thereon, and all other applicable fees, costs and charges, if any, shall be due and payable in full.

d.       All payments shall be in lawful money of the United States payable to the Shareholders’ Representative at its address set forth above, or at such other place as the Shareholders’ Representative may designate from time-to-time in writing.

3.       Prepayments. The indebtedness evidenced by this Note may be prepaid in whole or in part without penalty or premium. Notwithstanding the foregoing, any prepayment by NMM of the indebtedness evidenced by this Note shall not delay the next consecutive installment payment when such payment shall become due, as provided above.

4.       Events of Default. Each of the following events shall constitute an event of default hereunder (“Event of Default”):

a.       NMM shall fail to pay an installment of interest or principal on this Note on or before the 10th day after written notice of NMM’s failure to pay is provided by the Shareholders’ Representative to NMM;

b.       If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), NMM shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official, (iv) make an assignment of the benefit of its creditors, or (v) admit in writing its inability to pay its debts as they become due; and/or

c.       If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against NMM in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for NMM or substantially all of NMM’s properties, or (iii) orders the liquidation of NMM, and in each case the order of decree is not dismissed within 180 days.

5.       Acceleration. At the option of the Shareholders’ Representative, the unpaid principal amount of, and all accrued but unpaid interest on, this Note shall become immediately due and payable upon the occurrence of any Event of Default, in which event, the Shareholders’ Representative may at its option declare the entire unpaid balance of this Note, all interest accrued thereon, together with all other applicable fees, costs and charges, if any, to be immediately due and payable in cash, and the Shareholders’ Representative may proceed to exercise any rights or remedies that the Shareholders may have under this Note or such other rights and remedies which the Shareholders may have at law, equity or otherwise.

6.       Costs of Collection. In the event of any default hereunder, in addition to principal, interest and late charges, the Shareholders’ Representative shall be entitled to collect all costs of collection, including but not limited to, reasonable attorneys’ fees incurred in connection with any of the Shareholders’ Representative’s reasonable collection efforts, whether or not suit on this Note is filed, and any and all such costs and expenses shall be payable on demand.

7.       No Waiver. No failure on the part of the Shareholders’ Representative or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Shareholders’ Representative and/or the Shareholders may have, whether by the laws of the State governing this Note, by agreement or otherwise; and NMM and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing.

8.       Waiver by NMM. NMM, and each endorser or guarantor of this Note hereby (i) waives presentment, demand, protest and notice of presentment, notice of protest and notice of dishonor of this debt and each and every other notice of any kind respecting this Note, (ii) agrees that the Shareholders’ Representative, at any time or times, without notice to such party or such party’s consent, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal and/or interest due hereon; and (iii) to the extent not prohibited by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor hereunder or in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder.

9.       Usury Laws. It is the intent of the parties to comply with the usury law of the State of California (the “Applicable Usury Law”). Accordingly, to the extent the Shareholders’ Representative and/or the Shareholders are not exempt from the Applicable Usury Law, it is agreed that notwithstanding any provisions to the contrary in this Note, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum interest rate permitted by the Applicable Usury Law (the “Maximum Interest Rate”), then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither NMM nor any entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to NMM, at the Shareholders’ Representative’s option, and (iv) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate.

10.       Choice of Law. This Note shall be interpreted and enforced in accordance with the laws of the State of California, and shall be deemed to have been executed and delivered in the State of California.

11.       Time is of the Essence. Time is of the essence in the performance of each and every obligation under this Note to be performed by NMM.

12.       Written Modifications. This Note may amended only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

13.       Successors and Assigns. This Note shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

14.       Agreement to Perform Necessary Acts. Each party agrees to perform any further acts and execute and deliver any further documents which may be reasonably necessary or otherwise reasonably required to carry out the provisions of this Note.

15.       Validity. If for any reason any clause or provision of this Note, or the application of any such clause or provision in a particular context or to a particular situation, circumstance or person, should be held unenforceable, invalid or in violation of law by any court or other tribunal, then the application of such clause or provision in contexts or to situations, circumstances or persons other than that in or to which it is held unenforceable, invalid or in violation of law shall not be affected thereby, and the remaining clauses and provisions hereof shall nevertheless remain in full force and effect.

16.       No Reciprocation. The parties hereby acknowledge and agree that financial accommodations extended to NMM by the Shareholders hereunder neither require nor are in any way contingent upon the admission, recommendation, referral or any other arrangement for the provision of any item or service offered by the Shareholders’ Representative and/or the Shareholders or any of their respective affiliates, to any of NMM’s contractors, partners, employees or agents.

17.       Entire Agreement. This Note constitutes the full and complete agreement and understanding between the parties hereto and shall supersede any and all prior written and oral agreements concerning the subject matter contained herein.

IN WITNESS WHEREOF, NMM has caused this Note to be duly executed as of the date first written above.

NMM:

NETWORK MEDICAL MANAGEMENT, INC.

By:

Name:

Title:

AGREED TO AND ACKNOWLEDGED
BY THE SHAREHOLDERS’
REPRESENTATIVE:

KENNETH SIM, M.D.